UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2023
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Exact name of registrants as specified in
Commission	their charters, address of principal executive			IRS Employer
File Number	offices and registrants’ telephone number			Identification Number
1-14465	IDACORP, Inc.			82-0505802
1-3198	Idaho Power Company			82-0130980
1221 W. Idaho Street
	Boise,	Idaho	83702-5627
	(208)	388-2200
State or Other Jurisdiction of Incorporation:			Idaho
Former name or former address, if changed since last report:			None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IDA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2023, IDACORP, Inc. (“IDACORP”) and Idaho Power Company (“Idaho Power”) appointed Amy I. Shaw to serve as the Vice President of Finance, Compliance, and Risk of IDACORP and Idaho Power, effective January 1, 2024 (the “Effective Date”). Ms. Shaw, age 44, will serve as the companies’ chief accounting officer and has been the Director of Investor Relations, Compliance, and Risk of IDACORP and Idaho Power since August 2023 and was the Director of Compliance, Risk, and Security of IDACORP and Idaho Power from May 2017 to August 2023.

The boards of directors did not make any changes to the compensation arrangements for Ms. Shaw upon approval of the appointment; however, on the Effective Date, Ms. Shaw will be a participant in the Security Plan for Senior Management Employees II (“SMSP”), as described in IDACORP’s 2023 Proxy Statement, which was filed with the Securities and Exchange Commission (“SEC”) on April 4, 2023 (“Proxy Statement”). The SMSP has been previously filed with the SEC (File No. 1-14465, 1-3198, Form 10-K, filed on February 23, 2017, as Exhibit 10.31; as amended, File No. 1-14465, 1-3198, Form 10-Q, filed on August 3, 2017, as Exhibit 10.1).

IDACORP will enter into a change in control agreement with Ms. Shaw in connection with her appointment as Vice President of Finance, Compliance, and Risk. The terms of Ms. Shaw’s change in control agreement are consistent with the change-in-control agreement described in the Proxy Statement and do not include any tax gross-up provisions or any “single trigger” or “modified single trigger” payment provisions. The form of change in control agreement has been previously filed with the SEC (File No. 1-14465, 1-3198, Form 8-K, filed on March 24, 2010, as Exhibit 10.1).

Ms. Shaw will also enter into an indemnification agreement with IDACORP, which will provide, among other things, that IDACORP will indemnify and hold Ms. Shaw harmless for losses and expenses resulting from claims arising out of, or related to, the fact that she is or was an officer of IDACORP or its subsidiaries. The form of indemnification agreement has been previously filed with the SEC (File No. 1-14465, 1-3198, Form 10-Q for the quarter ended September 30, 2006, filed on November 2, 2006, as Exhibit 10(h)(xix)).

Ms. Shaw’s spouse, Eric Shaw, is an employee of Idaho Power who received a combined base salary and incentive compensation from Idaho Power in excess of $120,000 in 2023. Eric Shaw is not an officer of Idaho Power and his base salary and incentive compensation were consistent with amounts paid to Idaho Power employees in similar roles, and the compensation and human resources committee and full board of directors approved the design and metrics of the incentive programs in which he participated in 2023. In November 2023, the board of directors reviewed, ratified, and approved the potential related party transaction involving Eric Shaw. There are no family relationships between Ms. Shaw and any director or executive officer of IDACORP or Idaho Power.

Item 7.01 Regulation FD Disclosure.

On December 15, 2023, IDACORP issued a press release relating to the executive officer appointment described in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
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The information in Item 7.01 of this report, including the press release furnished as Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are being furnished as part of this report.

Exhibit Number	Description

99.1	IDACORP, Inc. Press Release, dated December 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  December 15, 2023
IDACORP, INC.
By:   /s/ Brian R. Buckham
Brian R. Buckham
Senior Vice President and Chief Financial Officer

IDAHO POWER COMPANY
By:   /s/ Brian R. Buckham
Brian R. Buckham
Senior Vice President and Chief Financial Officer